                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K (the "Report") of First National Master Note Trust (the "Trust") for the year ended December 31, 2004, I, Matthew W. Lawver, President of First National Funding Corporation as managing member of First National Funding LLC as transferor and co-registrant, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: March 30, 2005          FIRST NATIONAL MASTER NOTE TRUST

                               By: First National Funding LLC, as Transferor and
                                   Co-Registrant

                               By: First National Funding Corporation,
                                   Managing Member

                               By: /s/ Matthew W. Lawver
                                   ------------------------------------
                                   Matthew W. Lawver, President

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